SUMMARY PROSPECTUS | February 28, 2025

Virtus InfraCap U.S. Preferred Stock ETF
(Ticker: PFFA)

a series of
ETFIS SERIES TRUST I

The Virtus InfraCap U.S. Preferred Stock ETF (the “Fund”) is an exchange-traded fund (“ETF”).
Shares of the Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices.
The market price for the Fund’s shares may be different from its net asset value per share.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, shareholder reports and financial statements, statement of additional information (SAI), and other information about the Fund online at https://www.virtus.com/investor-resources/etf-documents.

You can also get this information at no cost by contacting your financial intermediary (such as a broker-dealer or bank), by calling the Fund at (888) 383-0553, or by sending an e-mail to: virtus.investment.partners@virtus.com.

The Fund’s prospectus and SAI, both dated February 28, 2025 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

Virtus InfraCap U.S. Preferred Stock ETF (the “Fund”) seeks current income and, secondarily, capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fee(1)	0.80%
Other Expenses	1.68%
Total Annual Fund Operating Expenses	2.48%

(1)The management fee is structured as a “unified fee.” The Fund’s investment adviser has delegated to the Fund’s sub-adviser the obligation to pay all of the ordinary operating expenses of the Fund, except for the management fee paid to the Fund’s adviser; payments under any 12b-1 plan; taxes and other governmental fees; brokerage fees, commissions and other transaction expenses; interest and other costs of borrowing; litigation or arbitration expenses; acquired fund fees and expenses; and extraordinary or other non-routine expenses of the Fund; each of which is paid by the Fund.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 years
$251	$773	$1,321	$2,816

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended October 31, 2024, the Fund’s portfolio turnover rate was 62% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund will invest not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in U.S. preferred stock, and in derivatives and other instruments that have economic characteristics similar to such investments. The Fund considers an issuer of preferred stock to be in the U.S. if: (i) it is organized under the laws of, or maintains a principal place of business in, the U.S.; (ii) the principal trading market for its securities is in the U.S.; or (iii) during its most recent fiscal year, it derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the U.S., or has at least 50% of its assets in the U.S. Preferred stock or a class of equity security that typically pay fixed or floating dividends to investors and have “preference” over common stock (but are subordinated to bonds), in that the company issuing the preferred and common stock must pay dividends to preferred stockholders before common stockholders, and, in the event of a bankruptcy or liquidation of the company’s assets, must put the claims of the preferred stockholders ahead of the claims of the common stockholders. The Fund’s portfolio will primarily consist of preferred stock issued by companies with market capitalizations of over $100 million, which may include small and mid-capitalization companies.

Although preferred stock represents an ownership interest in a company, preferred stockholders usually have no voting rights with respect to corporate matters of the issuer. Instead, preferred stock typically have rights and characteristics similar to debt instruments. The Fund may invest in all types of preferred stock, including, without limitation, floating and fixed-rate preferred stock, callable preferred stock, cumulative and non-cumulative preferred stock, convertible preferred stock, hybrid preferred securities that have characteristics similar to both preferred stock and debt securities, junior subordinated debt, senior unsecured debt obligations usually denominated in $25 par amounts (senior notes or baby bonds), institutional preferred stock, re-packed preferreds, and depositary preferred stock, all of which have economic characteristics of preferred stock for purposes of the 80% test above. Certain preferred stock may have call provisions, which entitle the issuer to redeem the stock at a predetermined price (i.e., the “call price”) after a specified date.

Infrastructure Capital Advisors, LLC, the Fund’s sub-adviser (the “Sub-Adviser”), may purchase and write put and call options in an effort to generate additional income, reduce volatility and/or hedge against market or other risks in the Fund’s portfolio. The Fund will also borrow from banks for investment purposes generally in an amount between 15% and 25% of its net assets, although it may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed) in compliance with the Investment Company Act of 1940 (the “1940 Act”). The use of borrowings to purchase additional investments is known as leverage.

The Sub-Adviser actively manages the Fund’s assets pursuant to a variety of quantitative, qualitative and relative valuation factors. The Sub-Adviser will typically evaluate potential investments with respect to certain key variables that the Sub-Adviser believes make a business successful over time, including, without limitation, a company’s competitive position, its perceived ability to earn a high return on capital, the historical and projected stability and reliability of its profits, its anticipated ability to generate cash in excess of its growth needs and its access to additional capital. In addition, when selecting preferred stock that are subject to a call provision, the Sub-Adviser generally seeks to underweight or eliminate those that trade above the call price and exhibit a low or negative yield-to-call (i.e., the rate of return that an investor would earn if the preferred stock was held until its call date).

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can. In addition, from time to time, the Fund may focus its investments (i.e., invest more than 15% of its total assets) in particular  As of October 31, 2024, the Fund focused its investments in the real estate and financial sectors.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Preferred Stock Risk. There are special risks associated with investing in preferred stock, including:

• Deferral and Omission. If the Fund owns preferred stock that includes provisions that permit the issuer to defer or omit distributions for a stated period without any adverse consequences to the issuer, the Fund may be required to report income for tax purposes although it has not yet received such income.

• Subordination. Preferred stock is generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

• Interest Rate. The prices of preferred stock typically respond to interest rate changes, decreasing in value if interest rates rise and increasing in value if interest rates fall. Accordingly, increases in interest rates are likely to have a negative impact on the preferred stocks held by the Fund.

• Liquidity. Preferred stock may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

• Limited Voting Rights. Preferred stock may have no or limited voting rights with respect to the issuing company.

•Special Redemption Rights. An issuer of preferred stock may redeem the securities prior to a specified date, which may negatively impact the return of the security held by the Fund.

•New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities and over-the-counter preferred securities, have been, and may in the future be, offered. The Fund reserves the right to invest in these securities if the Sub-Adviser believes that doing so would be consistent with the Fund’s investment objective and policies. Because the market for these instruments are new, the Fund may have difficulty disposing of them at a suitable price and time. These instruments may present risks such as limited liquidity and high price volatility.

Options Risk. When the Fund purchases options, it risks the loss of the cash paid for the options if the options expire unexercised. When the Fund sells (writes) call options, it forgoes the opportunity to benefit from an increase in the value of the underlying asset above the exercise price, but it continues to bear the risk of a decline in the value of the underlying asset. In addition, the Fund may earn premiums from writing call options. For shareholders who hold Shares in a taxable account, profits from writing call options are generally treated as short-term capital gains for U.S. federal income tax purposes, taxable as ordinary income for shareholders upon distribution. Also, where a put or call option on a particular underlying asset is purchased to hedge against price movements in a related asset, the price of the put or call option may move more or less than the price of the related asset. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out an option position.

Leverage Risk. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility. The Fund cannot guarantee that the use of leverage will produce increased income or a higher return on an investment. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so in order to satisfy its obligations.

Small- and Mid-Capitalization Companies Risk. Small and mid-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and mid-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

Non-Diversified Fund Risk. The Fund is considered non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

Sector Focus Risk. To the extent the Fund focuses its investments in one or more sectors, this may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting companies in those sectors. As the Fund’s investments in a sector increase, so does the potential for fluctuation in the net asset value (“NAV”) of the Fund.

Market Risk. The value of the securities in the Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Management Risk. The Sub-Adviser’s judgments about the attractiveness and potential appreciation of a security or other asset may prove to be inaccurate and may not produce the desired results.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares.  Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and the Fund cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•No Assurance of Active Trading Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. In times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market in the Fund’s Shares, which could lead to wider bid/ask spreads and variances between the market price of the Fund’s Shares and their underlying value.

•Fund Shares Liquidity Risk. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price.

Risks Related to Portfolio Turnover. The Fund’s principal investment strategies may result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years, and since inception compared with a broad-based index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at (888) 383-0553.

40%
30%
20%
10%
0%
-10%
-20%
-30%
32.14%
(7.98)%
24.07%
(20.91)%
24.82%
17.98%
2019
2020
2021
2022
2023
2024

•During the periods shown in the bar chart, the highest return for a calendar quarter was 45.22% (quarter ended 6/30/2020).

•During the periods shown in the bar chart, the lowest return for a calendar quarter was (50.96)% (quarter ended 3/31/2020).

Average Annual Total Returns – (For the Period Ended December 31, 2024)	1 Year	5 Years	Since Inception[1]
Before taxes	17.98%	5.86%	7.62%
After taxes on distributions[2]	14.93%	3.29%	4.80%
After taxes on distributions and sale of shares[2]	11.57%	3.73%	4.98%
FT Wilshire 5000 Index (reflects no deduction for fees, expenses or taxes)	23.76%	14.10%	13.72%
S&P U.S. Preferred Stock Index (reflects no deduction for fees, expenses or taxes)	9.20%	2.69%	4.05%

1The Fund commenced operations on May 15, 2018.

2After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Shares at the end of the measurement period.

MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Virtus Investments Advisers, LLC is the Fund’s investment adviser (the “Adviser”). ETFis Series Trust I (the “Trust”) and the Adviser have engaged Infrastructure Capital Advisors, LLC as the Fund’s sub-adviser (the “Sub-Adviser”) to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board of Trustees of the Trust (the “Board”). Prior to January 1, 2025, Virtus ETF Advisers LLC (“VEA”) was the Fund’s investment adviser. Effective January 1, 2025, VEA’s rights and obligations under the investment advisory, subadvisory and expense limitation agreements for the Trust have been transferred to, and assumed by, VIA. Both VIA and VEA are wholly owned indirect subsidiaries of Virtus Investment Partners, Inc.

Portfolio Managers

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio: Jay D. Hatfield (since May 2018) and Andrew Meleney (since February 2024).

PURCHASE AND SALE OF FUND SHARES

Unlike conventional investment companies, the Fund generally issues and redeems Shares on a continuous basis, at NAV, in blocks of 50,000 Shares or whole multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants,” that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser or their respective affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.